SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
August 14, 2006 (August 14, 2006)
Calgon Carbon Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-10776	25-0530110

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

P.O. Box 717
Pittsburgh, Pennsylvania	15230-0717

(Address of principal executive offices)	(Zip code)
Registrant’s telephone number, including area code: (412) 787-6700
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
Item 9.01. Financial Statements and Exhibits.
SIGNATURE
EX-99.1

Item 8.01. Other Events.
     On August 14, 2006, Calgon Carbon Corporation (the “Company”) announced the pricing of its offering of Convertible Senior Notes due 2036 (“Convertible Notes”). A copy of the press release is attached hereto and incorporated by reference herein.
Item 9.01. Financial Statements and Exhibits.
     (c) Exhibits
          99.1 Press Release dated August 14, 2006

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 15, 2006	CALGON CARBON CORPORATION

	By:	/s/ Leroy M. Ball

Leroy M. Ball
Senior Vice President and
Chief Financial Officer